SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2013

INTRUSION INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-20191	75-1911917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 East Arapaho Road, Sutie 200, Richardson, Texas	75081
(Address of Principal Executive Offices)	(Zip Code)

(972) 234-6400

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on May 16, 2013.  Matters submitted to the stockholders of the Company entitled to vote at the Annual Meeting (the “Stockholders”) and voted upon at the Annual Meeting, which are more fully described in the Company’s proxy statement, filed with the Securities and Exchange Commission on March 29, 2013, were: (1) the election of five directors to serve until the 2014 Annual Meeting of Stockholders of the Company, (2)  the ratification of the selection of Whitley Penn LLP as the Company’s independent auditors for fiscal year 2013, (3) an advisory vote on executive compensation and (4) an advisory vote on the frequency of the advisory vote on executive compensation.

On March 28, 2013, the record date for the Annual Meeting, there were 12,172,017 shares of Common Stock and 350,000 shares of as converted common from preferred stock issued, outstanding and entitled to vote.  Stockholders holding 11,695,865 shares were present at the meeting, in person or represented by proxy.

Each of the director nominees set forth below was elected to hold office until his respective successor is duly elected and qualified or until his earlier death, resignation or removal.  The Stockholders ratified the selection of Whitely Penn LLP as the Company’s independent auditors for the fiscal year ending December 31, 2013.  The Stockholders also approved an an advisory vote on executive compensation and an advisory vote on the frequency (3 years) of the advisory vote on executive compensation.

The table below shows the number votes cast for, against or withheld, as well as the number of abstentions and broker non-votes for the proposal regarding the election of the five directors to serve until the 2014 Annual Meeting of Stockholders of the Company.

Name of Director Nominee	For	Against	Withheld	Abstentions	Broker Non- Votes
G. Ward Paxton	7,726,404		1,266,226
T. Joe Head	7,726,404		1,266,226
J. Fred Bucy, Jr.	7,731,966		1,260,664
James F. Gero	7,728,091		1,265,539
Donald M. Johnston	7,728,141		1,264,489

The table below shows the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes for the proposal regarding the ratification of the selection of Whitely Penn LLP as the Company’s independent auditors for fiscal year 2013.

For	Against	Withheld	Abstentions	Broker Non-Votes
11,771,682	197,733		44,515

The table below shows the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes for the proposal regarding an advisory vote on executive compensation.

For	Against	Withheld	Abstentions	Broker Non-Votes
7,619,131	1,367,695		5,804

The table below shows the number of votes cast for an advisory vote on the frequency of the advisory vote on executive compensation, 3 years, 2 years or 1 year, as well as the number of abstentions.

3 Years	2 Years	1 Year	Abstentions
7,225,400	5,204	1,553,224	208,802

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRUSION INC.

Dated: May 20, 2013	By:	/s/ MICHAEL L. PAXTON
Michael L. Paxton
Chief Financial Officer